UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2005

WESTLAND DEVELOPMENT CO., INC.

(Exact Name of Registrant as Specified in Its Charter)

New Mexico

(State or Other Jurisdiction of Incorporation)

0-7775	85-0165021
Commission File Number)	(IRS Employer Identification No.)

401 Coors Blvd., NW Albuquerque, New Mexico	87121
(Address of Principal Executive Offices)	(Zip Code)

(505) 831-9600

(Registrant’s Telephone Number, Including Area Code)

                   N/A

(Former Name or Former Address, if Changed Since Last Reports)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

Item 9.01.	Financial Statements and Exhibits.

This Form 8-K is filed for the purpose of furnishing the exhibit set forth in Exhibit 99.1 attached hereto and incorporated herein by reference

(c) Exhibits.

99.1 October 3, 2005 Press Release, incorporated herein by reference to Form 8-K dated September 30, 2005.

99.2 December 13, 2005 Press Release, incorporated herein by reference to Form 8-K dated December 13, 2005.

99.3 December 27, 2005 Press Release filed as part of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTLAND DEVELOPMENT CO., INC.

Dated: December 29, 2005	By:	/S/ Barbara Page
Barbara Page Title: President

Exhibit 99.3 December 29, 2005 Press Release

FOR IMMEDIATE RELEASE - December 29, 2005

Westland Development Co., Inc. (“Westland”) reports that pursuant to the terms of the Agreement and Plan of Merger entered into on September 30, 2005 (the “Merger Agreement’) with ANM Holdings, Inc. (“ANM”), subject to certain conditions contained in the Merger Agreement, either party may terminate the Merger Agreement after December 31, 2005.

To enable the parties to attempt to negotiate an amendment and restatement of the Agreement, Westland’s President has informed ANM’s President that Westland will not exercise any right it may have to terminate the Agreement prior to March 16, 2006. At this time, it is not clear whether an amendment and restatement of the September 30, 2005 Merger Agreement will be reached.

If the parties reach agreement to amend the Merger Agreement, which at this time is their intent, Westland will immediately file a copy of the finalized Amended Agreement with the S.E.C.

Any Amended Agreement will continue to be conditioned upon customary closing conditions, and will include a requirement of the approval of holders of two-thirds of Westland’s outstanding no-par and Class B common shares, each voting as a class, to approve the sale. Management expects that any Amended Agreement will continue to contain no financing contingencies and will continue to contain termination rights for both ANM and Westland and will continue to provide that upon termination of the Amended Agreement under certain circumstances, Westland may be required to pay ANM a break-up fee of $5 million.

Westland is a land holding and development company that owns over 50,000 undeveloped acres of land on Albuquerque’s west side. It was formerly called the Town of Atrisco, a community land grant which was the successor to the Spanish Land Grant called the Atrisco Grant.

The information set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement which will be provided with the Proxy Statement that will be distributed to Westland’s shareholders.

In connection with the proposed Merger, Westland intends to file relevant materials with the Securities and Exchange Commission, including a proxy statement. INVESTORS AND SECURITY HOLDERS OF WESTLAND ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WESTLAND AND THE MERGER. The proxy statement and other relevant materials (when they become available) and any other documents filed by Westland with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Westland by contacting Westland Development Co., Inc. Investor Relations at (505) 831-9600 or by written request mailed to Westland Development Co., Inc., Investor Relations, 401 Coors Blvd, NW, Albuquerque, NM 87121. Investors and security holders are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the Merger.

Westland and its executive officers and directors may be deemed to be participating in the solicitation of proxies from the security holders of Westland in connection with the Merger. Information about the executive officers and trustees of Westland and the number of Westland’s common shares beneficially owned by these persons is set forth in Westland’s Form 10-KSB/A Annual Report for the year ended June 30, 2005, which was filed with the SEC on September 30, 2005. Investors and security holders may obtain additional information regarding the direct and indirect interests of Westland and its executive officers and directors in the Merger by reading the proxy statement regarding the Merger when it becomes available.

Statements about the expected timing, completion and effects of the Merger and all other statements in this release other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Westland may not be able to complete the Merger on the terms described above or other acceptable terms or at all because of a number of factors, including the failure to obtain shareholder approval or the failure to satisfy the other closing conditions. These factors will be more fully described in the proxy statement that Westland intends to file with the Securities and Exchange Commission.